CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying  Annual Report on Form 10-KSB/A of  U S Canadian Minerals Inc for the fiscal year ended December 31, 2007, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)

the Annual Report on Form 10-KSB/A of U S Canadian Minerals Inc for the fiscal year ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2007, fairly presents in all material respects, the financial condition and results of operations of

U S Canadian Minerals Inc

By:
Name: Adam Jenn
Title:	Principal Executive Officer and Director
Date:	September 12, 2008
By:
Name: Van der Bok Busboom
Title:	Principal Financial Officer
Date:	September 12, 2008